UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 17, 2016

MakingORG, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-55260	39-2079723
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5042 Wilshire Blvd., #3018, Los Angeles, CA	90036
(Address of principal executive offices)	(Zip Code)

(213) 805-5799

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 4. Matters Related to Accountants and Financial Statements

Item 4.01. Changes in Registrant’s Certifying Accountant.

On October 17, 2016, MakingOrg, Inc. (the “Registrant”) formally informed MaloneBailey, LLP ("MaloneBailey") that it was terminating MaloneBailey as the Registrant’s independent registered public accounting firm. On October 17, 2016, the Registrant retained Simon & Edward, LLP (“Simon & Edward”) as its principal independent accountants. The decision to terminate the services of MaloneBailey and retain Simon & Edward as the principal independent accountants was approved by the Registrant’s Board of Directors.

The Termination of MaloneBailey

MaloneBailey was the independent registered public accounting firm for the Registrant from August 10, 2012 (inception) until October 17, 2016. None of MaloneBailey's reports on the Registrant’s financial statements for the years ended December 31, 2015 and December 31, 2014 (a) contained an adverse opinion or disclaimer of opinion, or (b) was modified as to uncertainty, audit scope, or accounting principles other than as provided below, or (c) contained any disagreements on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of MaloneBailey, would have caused it to make reference to the subject matter of the disagreements in connection with its reports. None of the reportable events set forth in Item 304(a)(1)(iv) of Regulation S-K occurred during the period in which MaloneBailey served as the Registrant’s principal independent accountants.

During our two most recent fiscal years and the subsequent interim period preceding the termination of MaloneBailey we had no disagreements with the firm on any matter of accounting principles or practices, financial statement disclosure, or auditing scope of procedure which disagreement if not resolved to the satisfaction of MaloneBailey would have caused it to make reference to the subject matter of the disagreement in connection with its report.

However, the auditors’ report of MaloneBailey dated March 25, 2016, included in our financial statements for the years ended December 31, 2015 and 2014, included in the Annual Report on Form 10-K filed with the Securities and Exchange Commission (the “SEC”) on March 25, 2016, contained an explanatory paragraph which noted that there was substantial doubt as to our ability to continue as a going concern. The auditors’ report of MaloneBailey dated March 9, 2015, included in our financial statements for the years ended December 31, 2014 and December 31, 2013, included in the Annual Report on Form 10-K filed with the SEC on March 12, 2014, contained an explanatory paragraph which noted that there was substantial doubt as to our ability to continue as a going concern.

The Registrant has provided MaloneBailey with a copy of this disclosure and has requested that MaloneBailey furnish it with a letter addressed to the SEC stating whether it agrees with the above statements, and if not, stating the respects in which it does not agree. A copy of the letter from MaloneBailey addressed to the SEC dated October 20, 2016 is filed as Exhibit 16.1 to this Current Report on Form 8-K.

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The Engagement of Simon & Edward

Prior to October 17, 2016, the date that Simon & Edward was retained as the principal independent accountants of the Registrant:

(1) The Registrant did not consult Simon & Edward regarding either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on Registrant’s financial statements;

(2) Neither a written report nor oral advice was provided to the Registrant by Simon & Edward that they concluded was an important factor considered by the Registrant in reaching a decision as to the accounting, auditing or financial reporting issue; and

(3) The Registrant did not consult Simon & Edward regarding any matter that was either the subject of a “disagreement” (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or any of the reportable events set forth in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

16.1	Letter, dated October 20, 2016, from MaloneBailey, LLP to the SEC.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAKINGORG, INC.

Dated: October 21, 2016	By:	/s/ Juanzi Cui
	Name:	Juanzi Cui
	Title:	President

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